                                                                   Exhibit 10(r)

                                    AMENDMENT
                               TO CREDIT AGREEMENT

     This AMENDMENT, dated as of February 22, 2002, (this "Amendment") is made to that certain FIVE-YEAR SECOND AMENDED AND RESTATED COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT, dated as of February 25, 2000 and amended as of February 23, 2001 (the "Credit Agreement"), among TXU CORP., a Texas Corporation ("TXU"); TXU US HOLDINGS COMPANY (formerly "TXU Electric Company"), a Texas corporation and a wholly owned subsidiary of TXU ("Holdings"), and TXU GAS COMPANY, a Texas corporation and a wholly owned subsidiary of TXU ("TXU Gas" and, together with TXU and Holdings, the "Borrowers", and each individually, a "Borrower"); the Lenders party thereto (the "Lenders"); and JPMORGAN CHASE BANK (formerly "The Chase Manhattan Bank"), as Competitive Advance Facility Agent (in such capacity, the "CAF Agent"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent"; and, together with the CAF Agent, the "Agents") and as fronting bank for the Letters of Credit issued thereunder (in such capacity, the "Fronting Bank").

                             PRELIMINARY STATEMENT:

     The Borrowers, the Lenders, the Agents and the Fronting Bank previously entered into the Credit Agreement. TXU Gas seeks, effective January 1, 2002, no longer to be a party to or a Borrower under the Credit Agreement. The Borrowers have requested that the Lenders, the Agents and the Fronting Bank agree to the amendment of the Credit Agreement as set forth herein and the Lenders, the Agents and the Fronting Bank have agreed to such request, subject to the terms and conditions of this Amendment. Therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     SECTION 1. Definitions. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Credit Agreement.

     SECTION 2. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof as of January 1, 2002, TXU Gas shall not be a "Borrower", and shall have no rights or obligations, under the Credit Agreement.

     SECTION 3. Conditions of Effectiveness. Section 2 of this Amendment shall become effective as of the date first set forth above (the "Amendment Date") when each of the following conditions shall have been fulfilled:

          (i) the Required Lenders, TXU, Holdings (together with TXU, the "Remaining Borrowers" and each individually a "Remaining Borrower") and TXU Gas shall each have executed and delivered to the Administrative Agent a counterpart of this Amendment;

          (ii) the following statements shall be true and correct and the Administrative Agent shall have received a certificate of a duly authorized officer of TXU, dated the Amendment Date and in sufficient copies for each Lender, stating that:

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                                                                               2

               (A) the representations and warranties of each Remaining Borrower set forth in Section 4 hereof are true and correct on and as of the Amendment Date as though made on and as of such date; and

               (B) no event has occurred and is continuing that constitutes a Default or an Event of Default;

          (iii) At all times during the period from January 1, 2002 to (and including) the Amendment Date, no Loans or LC Outstandings shall have been outstanding to TXU Gas.

     SECTION 4. Representations and Warranties. Each Remaining Borrower represents and warrants that (a) the representations and warranties contained in
Article III of the Credit Agreement (with each reference therein to "this Agreement", "hereunder" and words of like import referring to the Credit Agreement being deemed to be a reference to this Amendment and the Credit Agreement as amended hereby) are true and correct on and as of the Amendment Date as though made on and as of such date, and (b) no event has occurred and is continuing, or would result from the execution and delivery of this Amendment, that constitutes a Default or an Event of Default.

     SECTION 5. Effect on the Credit Agreement. Except as specifically provided above, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Agents or the Fronting Bank under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

     SECTION 6. Costs, Expenses and Taxes. The Remaining Borrowers agree jointly and severally to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto, and all costs and expenses (including, without limitation, counsel fees and expenses), if any, in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment or such other instruments and documents. In addition, the Remaining Borrowers agree jointly and severally to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agree jointly and severally to save the Agents, the Fronting Bank and the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

     SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

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                                                                               3

     SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of the New York.

                           [Signature pages to follow]

                                    TXU CORP.


                                    By
                                      ------------------------------------------
                                    Name:    Kirk R. Oliver
                                    Title:   Treasurer and Assistant Secretary


                                    TXU ELECTRIC COMPANY


                                    By
                                      ------------------------------------------
                                    Name:    Laura Conn
                                    Title:   Treasurer and Assistant Secretary


                                    TXU GAS COMPANY


                                    By
                                      ------------------------------------------
                                    Name:    Laura Conn
                                    Title:   Treasurer and  Assistant Secretary

      Signature Page to Amendment to Five-Year Second Amended and Restated
               Competitive Advance and Revolving Credit Facility

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                                    JPMORGAN CHASE BANK


                                    By
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                                    Name:
                                    Title:

      Signature Page to Amendment to Five-Year Second Amended and Restated
               Competitive Advance and Revolving Credit Facility

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                                    ABN AMRO BANK N.V.


                                    By
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                                    Name:
                                    Title:


                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:

      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    THE BANK OF TOKYO-MITSUBISHI, LTD.


                                    By
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                                    Name:
                                    Title:

      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    BNP PARIBAS


                                    By
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                                    Name:
                                    Title:


                                    By
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                                    Name:
                                    Title:



      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    BARCLAYS BANK PLC


                                    By
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                                    Name:
                                    Title:



      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    BAYERISCHE LANDESBANK
                                    GIROZENTRALE,
                                    CAYMAN ISLANDS BRANCH


                                    By
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                                    Name:
                                    Title:


                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:



      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    CANADIAN IMPERIAL BANK OF COMMERCE


                                    By
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                                    Name:
                                    Title:



      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    CITIBANK, NA


                                    By
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                                    Name:
                                    Title:



      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    COMMERZBANK AG, NEW YORK AND
                                    GRAND CAYMAN BRANCHES


                                    By
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                                    Name:
                                    Title:


                                    By
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                                    Name:
                                    Title:



      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By
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                                    Name:
                                    Title:



      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    CREDIT SUISSE FIRST BOSTON


                                    By
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                                    Name:
                                    Title:


                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:

      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    THE DAI-ICHI KANGYO BANK, LTD.


                                    By
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                                    Name:
                                    Title:



      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    DANSKE BANK A/S


                                    By
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                                    Name:
                                    Title:

                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:



      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    DEUTSCHE BANK AG, NEW YORK AND/OR
                                    CAYMAN ISLANDS BRANCHES


                                    By
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                                    Name:
                                    Title:


                                    By
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                                    Name:
                                    Title:



      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    DG BANK
                                    DEUTSCHE GENOSSENSCHAFTSBANK AG


                                    By
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                                    Name:
                                    Title:


                                    By
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                                    Name:
                                    Title:



      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    FIRST UNION NATIONAL BANK


                                    By
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                                    Name:
                                    Title:



      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    GUARANTY FEDERAL BANK, FSB


                                    By
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                                    Name:
                                    Title:



      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED
                                    NEW YORK BRANCH


                                    By
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                                    Name:
                                    Title:



      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    KBC BANK N.V.


                                    By
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                                    Name:
                                    Title:

      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility



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                                    LEHMAN COMMERCIAL PAPER INC.


                                    By
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                                    Name:
                                    Title:

      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility



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                                    LLOYDS TSB BANK PLC


                                    By
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                                    Name:
                                    Title:


                                    By
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                                    Name:
                                    Title:



      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    MELLON BANK, N.A.


                                    By
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                                    Name:
                                    Title:



      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    MERRILL LYNCH CAPITAL CORP


                                    By
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                                    Name:
                                    Title:



      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    NATIONAL AUSTRALIA BANK LIMITED
                                    A.C.N. 004044937


                                    By
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                                    Name:
                                    Title:



      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    THE ROYAL BANK OF SCOTLAND PLC


                                    By
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                                    Name:
                                    Title:



      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    THE SANWA BANK, LIMITED
                                    NEW YORK BRANCH


                                    By
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                                    Name:
                                    Title:



      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    SOCIETE GENERALE


                                    By
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                                    Name:
                                    Title:



      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    SGZ BANK


                                    By
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                                    Name:
                                    Title:


                                    By
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                                    Name:
                                    Title:



      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    THE SUMITOMO BANK LIMITED


                                    By
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                                    Name:
                                    Title:



      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    TORONTO DOMINION (TEXAS), INC.


                                    By
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                                    Name:
                                    Title:



      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    WESTDEUTSCHE LANDESBANK
                                    GIROZENTRALE,
                                    NEW YORK BRANCH


                                    By
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                                    Name:
                                    Title:


                                    By
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                                    Name:
                                    Title:



      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    THE BANK OF NEW YORK


                                    By
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                                    Name:
                                    Title:



      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    FLEET NATIONAL BANK


                                    By
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                                    Name:
                                    Title:



      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    BANCA NAZIONALE DEL LAVORO  S.p.A.
                                    NEW YORK BRANCH


                                    By
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                                    Name:
                                    Title:


                                    By
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                                    Name:
                                    Title:

      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    UBS AG, STAMFORD BRANCH

                                    By
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                                    Name:
                                    Title:


                                    By
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                                    Name:
                                    Title:



      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    BANK OF AMERICA, N.A.


                                    By
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                                    Name:
                                    Title:



      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    THE FUJI BANK, LIMITED


                                    By
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                                    Name:
                                    Title:



      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                    BANK ONE, NA


                                    By
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                                    Name:
                                    Title:



      Signature Page to Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility